T. Rowe Price Global Consumer Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective July 17, 2025, Ann M. Holcomb replaced Vivian Si as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Ms. Holcomb joined T. Rowe Price in 1996.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 17, 2025, Ann M. Holcomb replaced Vivian Si as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Ms. Holcomb joined the Firm in 1996, and her investment experience dates from 1995. During the past five years, she has served as a portfolio manager and a Director of Research, North America in the Firm’s Equity Division.

The date of this supplement is July 18, 2025.

F31-041 7/18/25